                                                                    Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement on Form SB-2 of DuraSwitch Industries, Inc. of our reports dated February 26, 1999 (expect for Note 2, as
to which the date is             , 1999) appearing in the Prospectus, which is
part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Phoenix, Arizona

June 3, 1999